Exhibit 99.1

Legacy Education Alliance Announces the Relaunch of its Live and Online Event Business, Addition of Short-Term Vacation Rental Education and Relationship with Brian Page

CAPE CORAL, Fla.— September 12, 2022 — Legacy Education Alliance, Inc. (OTCQB: LEAI), has released a presentation highlighting the relaunch of its Live Events business, including its relationships with short-term vacation rental experts Jerry Conti and Brian Page.

Over the last 20 years, Page has worked with such heavyweights as Grant Cardone, Tai Lopez, and Kevin Harington, and is best known as the creator of the BNB Formula, the world’s #1 best-selling Airbnb™ coaching program with over 25,000 students in 47 countries. Having built an empire of passive income that allows him the freedom that most people crave, Page is dedicated to sharing his secrets with the Legacy Education network. Legacy Education’s database includes over five million students globally, with over $250M in the U.S. revenue generated from over 50,000 students between 2016 and 2019.

Barry Kostiner, Chairman and CEO of Legacy Education remarked, “Legacy Education has been working with Jerry Conti to lead and relaunch its live events business. Several top performing speakers and mentors from Legacy Education’s 25-year history have signed up to rejoin in Legacy Education’s multi-city virtual and live event tour expected to commence in the 4th quarter of this year. Not only is Legacy Education bringing back its best and brightest talent, but is also developing partnerships with some of the industry’s top performing experts in real estate, trading, crypto and bio-hacking education.”

Jerry Conti commented, “It is an honor to bring my relationship to Legacy Education with author, speaker, and passive income expert Brian Page. Brian knows what it takes for anyone, regardless of position or industry, to work less, earn more, and live free, as shared in his latest book, “Don’t Start a Side Hustle!”, slated to be released on Oct. 18, 2022 via HarperCollins Leadership.

I couldn’t be more pleased and excited to access the best and brightest of Legacy Education’s network of over 100 speakers, trainers, and mentors to re-establish Legacy Education’s industry leadership in live events and education. Legacy Education’s platform, built over the last 26 years, provides a depth of resources that even the largest content creators and top speakers in the live event industry don’t have. Recently, we have seen explosive growth in the demand for inspiration and education on how to be an entrepreneur, generate passive income, and enter new markets like short-term vacation rentals, crypto currencies and NFTs. It is an incredible opportunity to breathe life back into a powerful platform and diverse suite of products, to then build further with the latest digital technology and new content.”

Andrew McDonald, Vice President of Legacy, remarked “Hybrid events, both in person and virtual, have exploded since Covid. Now, more than ever, people are seeking inspiration and to connect. Dynamic speakers such as Tony Robbins and Grant Cardone have bigger audiences and revenues than before Covid. By getting some of the best of the Legacy Education network re-engaged and partnering with groundbreaking new talent like Brian Page, as well as expanding our core real estate, entrepreneurship and investment education offerings to include short-term vacation rental strategies, crypto, trading and biohacking, we are poised to return Legacy Education to its dominant role in the industry. Brian Page’s success is an inspiration as to what can be accomplished in this industry, as he has independently built an investment education business that is in the top tier of customer satisfaction and profitability. We are inspired by the opportunity to leverage our technology platform, business model, marketing strategy, and deep relationships to lead Legacy Education far beyond its previous peaks.”

Barry Kostiner added “We are delighted to have Jerry join Legacy. He is a gifted and inspiring entrepreneur who shares our vision of transforming and expanding Legacy Education. We are engaged in rebuilding our live and virtual events focused on real estate investments education and training, in addition to Legacy Degree, our accredited online degree completion program.

We believe the live events business is a rapidly growing juggernaut, and highly profitable with the proper integration of enhanced online virtual delivery tools and live streaming. Many people are pursuing financial success and prioritizing personal and professional development; they are increasingly wanting more than what is offered through traditional education and career paths. We are confident that Legacy Education has resources and infrastructure that go beyond many of the most successful participants in the industry, and we are well positioned to combine the re-engagement of some of our top performers with powerful new partnerships with industry leading talent to carry Legacy Education far beyond its history of success.

We believe that LEAI is embarking on a trajectory to become a substantial player in education – both entrepreneurial education and degree completion – resulting in impacting the world as well as benefitting our investors who have put their faith in our vision and team.

We believe in building businesses that have a clear path to providing not only valuable services that positively impact society, but also profitability. The EdTech world is led by companies that we believe do not meet these criteria. We are committed to delivering value to our students, investors, employees and communities.”

Additional Information:

1.	Legacy Education Presentation: Introducing Impactful Investing Focus: Transforming Legacy Education - Live Event and EdTech Platform
https://ir.legacyeducationalliance.com/presentations

2.	3 Aug 22 - CEO Roadshow Interview with Barry & Andrew:
https://ceoroadshow.com/ceoroadshow-interviews-legacy-education-alliance-ceo-executive-vp/

3.	29 Aug 22 - CEO Roadshow Webinar re Live Event Relaunch:
https://ceoroadshow.com/legacy-education-alliance-inc-otcqb-leai-webinar-replay-august-29th-2022/

4.	LinkedIn Posts: https://www.linkedin.com/in/barry-kostiner/recent-activity/shares/

Investor Relations Contact:

Barry Kostiner

(239) 542-0643

info@legacyea.com

Corporate Website: www.legacyeducationalliance.com

Education Website: www.legacyeducation.com

About Legacy Education Alliance Inc.

Legacy Education Alliance, Inc. (OTCQB: LEAI) provides accredited online degree completion programs and practical, high-quality, and value-based educational training on personal finance, entrepreneurship, trading and real estate investing strategies and techniques. Legacy Education has transitioned to focusing on impactful investing and providing education and career resources to meet growing needs, in addition to serving and growing its customer community established over 25 years.

Forward-Looking Statements

Certain statements made in this press release may involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “would” or “continue” or the negative of these terms or other similar expressions. All statements other than statements of historical facts contained in this press release are forward-looking statements. Any forward-looking statements are based on current expectations that involve numerous risks and uncertainties. Our plans and objectives are based, in part, on assumptions and judgments with respect to, among other things, the results projected from the introduction and roll-out of new brands, products and services, expansion into new geographic markets, and combinations with third parties; our ability to satisfy Nasdaq listing requirements and otherwise uplist to Nasdaq; the successful acquisition and operation of complementary and new business lines; the success of entering into, and the success of, joint ventures and other collaborations with third parties, including entering into and growing a proposed investment in Monarch Health Inc. on terms and conditions satisfactory to our company; our success in raising capital for operations and to implement our business plan, strategy and initiatives; the development of ecommerce capabilities; projections of international growth; projected profitability; our ability to address or manage corruption concerns in certain locations in which we operate; our ability to address and manage cyber-security risks; our ability to protect our intellectual property, on which our business is substantially dependent; our ability to manage our relationships with credit card processors; our expectations regarding the impact of general economic conditions on our business; and the effects of the COVID-19 pandemic on the global and national economies and on our business operations and financial results. Our assumptions used for the purposes of the forward-looking statements represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances, including the development, acceptance and sales of our products and our ability to raise additional funding sufficient to implement our strategy. Such forward-looking statements involve assumptions, known and unknown risks, uncertainties, and other important factors that could cause the actual results, performance or our achievements, or industry results, to differ materially from historical results, any future results, or performance or achievements expressed or implied by such forward-looking statements. There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this press release. Important factors that could cause our actual results to differ materially from those expressed as forward-looking statements are set forth in certain of our filings with the Securities and Exchange Commission. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events, changed circumstances or otherwise.